UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2011

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)
(404) 923-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Agreement and Plan of Merger
     On June 26, 2011, S1 Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Finland Holdings (2011) Ltd. (“Merger Sub”), a company organized under the laws of Israel and a wholly owned direct subsidiary of the Company, and Fundtech Ltd., a company organized under the laws of Israel (“Fundtech”). Pursuant to the terms of the Merger Agreement, which have been approved by the boards of directors of the Company, Merger Sub and Fundtech, Merger Sub will be merged with and into Fundtech, with Fundtech surviving the merger and becoming a wholly owned subsidiary of the Company.
     Under the terms and conditions of the Merger Agreement, at the effective time and as a result of the merger, each ordinary share of Fundtech issued and outstanding immediately prior to the effective time of the merger will be automatically converted into 2.72 shares (the “Exchange Ratio”) of the Company’s common stock. Upon consummation of the merger, the Company will assume all of Fundtech’s outstanding options, which will be converted into options to purchase shares of common stock of the Company, after giving effect to the Exchange Ratio. Based on the number of outstanding shares of common stock of the Company and ordinary shares of Fundtech, stockholders of the Company immediately prior to the effective time and Fundtech shareholders immediately prior to the effective time are expected to hold approximately 55% and 45%, respectively, of the outstanding shares of the combined company following the merger.
     The Merger Agreement contains customary covenants, representations and warranties of the parties, including, among others, a covenant by each of the Company and Fundtech to conduct its respective business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the merger and not to engage in certain kinds of activities during such period. Each of the Company and Fundtech has agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions or negotiations or an agreement concerning, or provide confidential information in connection with, any alternative proposals for alternative business combination transactions. Each of these covenants is subject to exceptions as provided in the Merger Agreement.
     The merger is expected to close in the fourth quarter of 2011 and consummation of the merger is subject to a number of conditions, including, but not limited to (i) the approval by the stockholders of the Company of the issuance of the shares of common stock of the Company to the shareholders of Fundtech in connection with the transaction (the “Share Issuance Approval”); (ii) the approval by the stockholders of the Company of the amendment to the certificate of incorporation of the Company to change the Company’s name to “Fundtech Corporation” (the “Certificate Amendment Approval,” and, together with the Share Issuance Approval, the “Company Stockholder Approval”); (iii) the approval of the Merger Agreement by the shareholders and, if necessary, the creditors of Fundtech; (iv) the receipt of all required regulatory approvals, including approvals from the district court of Tel Aviv-Jaffa (the “Court Approval”) and certain Israeli governmental entities; (v) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other regulatory approvals; and (vi) the absence of a material adverse effect on either party.
     The Merger Agreement contains certain termination rights and provides that upon the termination of the Merger Agreement under specified circumstances, including a change in the recommendation of Fundtech’s board of directors, Fundtech will pay the Company a cash termination fee of $11.9 million. Similarly, in certain circumstances, including a change in the recommendation of the Company’s board of directors, the Company will pay to Fundtech a cash termination fee of $14.6 million. Additionally, if the Court Approval is not obtained in certain circumstances, Fundtech is required to pay $3 million to the Company. Similarly, if the Company Stockholder Approval is not obtained in certain circumstances, the Company is required to pay $3 million to Fundtech.
     In connection with the merger, the Company has agreed that, upon request and subject to the terms and conditions of the Merger Agreement, it will enter into a registration and information rights agreement (the “Registration and Information Rights Agreement”) with certain shareholders of Fundtech that will, among other things, require the Company to register those shares of its common stock issued to the shareholders party to the Registration and Information Rights Agreement.
     Voting Agreement

     In connection with the Merger Agreement, Clal Industries and Investments Ltd. (“Clal”), Fundtech’s largest shareholder, which currently owns approximately 58% of the outstanding ordinary shares of Fundtech, entered into a voting agreement (the “Voting Agreement”) with the Company pursuant to which Clal, among other things and subject to the terms and conditions thereof, agreed to vote in favor of the approval of the Merger Agreement and the merger and all the transactions contemplated by the Merger Agreement and against any alternative business combination transaction.
     The foregoing summary is not a complete description of all of the parties’ rights and obligations under the Merger Agreement or Voting Agreement and is qualified in its entirety by reference to the Merger Agreement and Voting Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, hereto and are incorporated herein by reference.
     Cautionary Note
     The filing of the Merger Agreement is not intended to provide any other factual information about the Company, Fundtech or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allotting contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. The Merger Agreement may also be subject to standards of materiality deemed relevant to the contracting parties that differ from those matters which may be deemed material to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Fundtech, or any of their respective subsidiaries or affiliates. In addition, the respective compliance dates for any such representations, warranties and covenants vary, and thus any individual term or condition may not be relevant at any particular time. Moreover, information concerning the subject matter of the representation and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 3.02 Unregistered Sales of Equity Securities.
     The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.
     The shares of common stock of the Company issued in connection with the merger are expected to be issued in reliance upon an exemption from registration under federal securities laws provided by Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance and exchange of securities approved after a public hearing on the fairness of the terms and conditions of the exchange by a court of competent jurisdiction at which all persons to whom the securities will be issued have the right to appear. The Merger Agreement will be subject to approval by the district court of Tel Aviv-Jaffa (the “Applicable Court”).
     The Company anticipates that, if the merger becomes effective under the terms and conditions set forth in the Merger Agreement (including receipt of the final order from the Applicable Court), the issuance of approximately 45 million shares of common stock of the Company will be exempt from the registration requirements of the Act pursuant to Section 3(a)(10) thereof.
Item 8.01 Other Events.
     On June 27, 2011, the Company and Fundtech issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release, which was previously filed with the Securities and Exchange Commission on June 27, 2011, is filed as Exhibit 99.1 and incorporated herein by reference.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the expected completion of the transaction, our expected revenues, our market and growth opportunities, the amount of anticipated cost synergies and other benefits associated with the proposed transaction and other statements that are not historical fact.
     These forward-looking statements are based on currently available competitive, financial and economic data together with management’s views and assumptions regarding future events and business performance as of the time the statements are made and are subject to risks and uncertainties. We wish to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to uncertainties as to how many shareholders will vote in favor of the merger, and / or the issuance of the Company’s common stock, the possibility that competing offers will be made, the possibility that various closing conditions for the merger may not be satisfied or waived, operational challenges in achieving strategic objectives and executing our plans, the risk that markets do not evolve as anticipated, the potential impact of the general economic conditions and competition in the industry.
     We refer you to the documents that the Company and Fundtech file from time to time with the SEC, including the section titled “Risk Factors” of the Company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and Fundtech’s most recent Annual Report filed on Form 20-F, as well as the proxy statement and information statement to be filed by the Company and Fundtech, respectively, which contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All subsequent written and oral forward-looking statements by or concerning the Company or Fundtech are expressly qualified in their entirety by the cautionary statements above. Except as may be required by law, the Company and Fundtech do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.
Important Additional Information and Where to Find It
     In connection with the proposed transaction, the Company and Fundtech intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a proxy statement and information statement, respectively. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT S1, FUNDTECH AND THE TRANSACTION. The proxy statement, information statement and certain other relevant materials (when they become available) and any other documents filed by the Company or Fundtech with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting the Company’s Investor Relations at (404) 923-3500 or by accessing the Company’s investor relations website at www.s1.com; or (ii) by contacting Fundtech’s Investor Relations at (201) 946-1100 or by accessing Fundtech’s investor relations website at www.fundtech.com. Investors are urged to read the proxy statement and information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction.
Participants in the Solicitation
     The Company, Fundtech and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction. Information about the executive officers and directors of the Company and the number of shares of the Company’s common stock beneficially owned by such persons is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders which was filed with the SEC on April 8, 2011. Information about the executive officers and directors of Fundtech and the number of Fundtech’s ordinary shares beneficially owned by such persons is set forth in the annual report on Form 20-F which was filed with the SEC on May 31, 2011. Investors may obtain additional information regarding the direct and indirect interests of the Company, Fundtech and their respective executive officers and directors in the transaction by reading the proxy statement and information statement regarding the transaction when they become available.

          This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of June 26, 2011, by and among S1 Corporation, Finland Holdings (2011) Ltd., and Fundtech Ltd.

10.1	Voting Agreement, dated as of June 26, 2011, by and between S1 Corporation and Clal Industries and Investments Ltd.

99.1	Joint Press Release by S1 Corporation and Fundtech Ltd. dated June 26, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2011	S1 CORPORATION

	By: Name:	/s/ Gregory D. Orenstein Gregory D. Orenstein
Title: Senior Vice President Corporate Development, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of June 26, 2011, by and among S1 Corporation, Finland Holdings (2011) Ltd. and Fundtech Ltd.

10.1	Voting Agreement, dated as of June 26, 2011, by and between S1 Corporation and Clal Industries and Investments Ltd.

99.1	Joint Press Release by S1 Corporation and Fundtech Ltd. dated June 26, 2011.